SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF EVENT: NOVEMBER 18, 2002

                         COMMISSION FILE NUMBER 0-25416

                              CALL-SOLUTIONS, INC.
                 (NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)

CALIFORNIA                                                            33-0563989
(STATE OF INCORPORATION)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

18930 Greenfield Road, Detroit, MI                                       48235
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

                                 (866) 536-9417
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

The company changed its address of its principal executive offices on November 18, 2002. The new address and telephone are as follows:

18930 Greenfield Road, Detroit, MI  48235    (866) 536-9417



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                               Call-Solutions,  Inc.

November 19, 2002                                /s/  Ronald Allen
                                               ---------------------------
                                                  Ronald Allen


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